SECOND AMENDMENT AGREEMENT

      This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of the 25th day of May, 2005, by and among:

      (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation (“Borrower”);

      (b) the lenders, as defined in the Credit Agreement (collectively, the “Lenders” and, individually, each a “Lender”);

      (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, book runner and administrative agent for the Lenders under this Agreement (“Agent”); and

      (d) BNP PARIBAS, as documentation agent.

      WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 15, 2004, that provides, among other things, for loans and letters of credit aggregating Fifty Million Dollars ($50,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

      WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto; and

      WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

      1. Amendment to Definitions. Article I of the Credit Agreement is hereby amended, to delete the definition of “Commitment Period” therefrom and to insert in place thereof the following:

      “Commitment Period” shall mean the period from the Closing Date to March 14, 2008, or such earlier date on which the Commitment shall have been terminated pursuant to Article VIII hereof.

      2. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

      (a) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement;

      (b) pay an amendment fee to Agent for the pro-rata benefit of the Lenders, in an amount equal to Fifty Thousand Dollars ($50,000); and

      (c) pay all legal fees and expenses of Agent in connection with this Amendment.

      3. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

      4. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

      5. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      6. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

      7. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      8. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

      9. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

      10. JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

      IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut, Group Executive,
Senior Vice President - Finance

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jeff Kalinowski
Jeff Kalinowski
Senior Vice President

BNP PARIBAS, as Documentation Agent and as a Lender
By:	/s/ Craig Pierce
Name:	Craig Pierce
Title:	Vice President

By:	/s/ John Stacy
Name:	John Stacy
Title:	Managing Director

Signature Page to
Second Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT

      The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of May 25, 2005. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

      The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

      JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES ENTERPRISES – SOUTH AFRICA, INC.		FINANCIAL SERVICES WORLDWIDE, LLC

By:	/s/ Keith Brockman	By:	/s/ Charles E. Sykes

Name:	Keith Brockman	Name:	Charles E. Sykes

Title:	Vice President	Title:	Director

MCQUEEN INTERNATIONAL
SYKES REALTY, INC.		INCORPORATED

By:	/s/ James T. Holder	By:	/s/ W. Michael Kipphut

Name:	James T. Holder	Name:	W. Michael Kipphut

Title:	Vice President	Title:	Director

SYKES GLOBAL HOLDINGS LLC		SYKES LP HOLDINGS LLC

By:	/s/ W. Michael Kipphut	By:	/s/ W. Michael Kipphut

Name:	W. Michael Kipphut	Name:	W. Michael Kipphut

Title:	Senior Vice President	Title:	Senior Vice President

SYKES E-COMMERCE, INCORPORATED

By:	/s/ James T. Holder
Name:	James T. Holder
Title:	Director

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